                             LETTER OF TRANSMITTAL

          TO TENDER SENIOR CONVERTIBLE DEBENTURES, DUE AUGUST 2, 2003

                                      OF

                              NAMSCO CORPORATION,

                         A WHOLLY OWNED SUBSIDIARY OF

                     NATIONAL MUSIC SERVICE, INCORPORATED

           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 13, 1996


   THE TENDER OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 15, 1997, UNLESS EXTENDED. TENDERS OF DEBENTURES MAY BE WITHDRAWN AT ANY TIME UNTIL THE EXPIRATION TIME. NO OFFER CONSIDERATION WILL BE PAID FOR DEBENTURES TENDERED AFTER THE EXPIRATION TIME.


  Tenders of Debentures should be made to the Depositary at the address or facsimile number set forth below:

         NORTHWESTERN TRUST AND INVESTORS ADVISORY COMPANY, DEPOSITARY

                       Northwestern Trust and Investors
                               Advisory Company
                         1201 Third Avenue, 20th Floor
                           Seattle, Washington 98101

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (206) 442-6401
                             Confirm by Telephone:
                    (206) 442-6400 (reference Tender Offer)

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

  Holders who wish to be eligible to receive the Offer Consideration pursuant to the Tender Offer must validly tender (and not withdraw) their Debentures to the Depositary prior to the Expiration Time.

  This Letter of Transmittal ("Letter of Transmittal") is to be used by registered holders ("Holders") if: (i) certificates representing Senior Convertible Debentures, due August 2, 2003 (the "Debentures") of NAMSCO Corporation ("NAMSCO") are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Debentures is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase, dated December 13, 1996 (as the same may be amended from time to time, the "Offer to Purchase"), of NMS Acquisition Company, L.L.C., a Delaware limited liability company (the "Offeror"), under the caption "The Tender Offer--Procedures for Tendering Debentures--Book-Entry Transfer" by any financial institution that is a participant in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Debentures; or (iii) tender of Debentures is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer--Procedures for Tendering Debentures--Guaranteed Delivery." Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  ANY BENEFICIAL OWNER WHOSE DEBENTURES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE AND WHO WISHES TO TENDER DEBENTURES SHOULD CONTACT SUCH REGISTERED HOLDER PROMPTLY AND INSTRUCT SUCH REGISTERED HOLDER TO TENDER SUCH DEBENTURES ON BEHALF OF SUCH BENEFICIAL OWNER. IF A BENEFICIAL OWNER DESIRING TO TENDER DEBENTURES IS OTHERWISE NOT THE HOLDER OF SUCH DEBENTURES, SUCH OWNER MAY TENDER SUCH DEBENTURES IN THE MANNER DESCRIBED IN INSTRUCTION 4. SEE "THE TENDER OFFER-- PROCEDURES FOR TENDERING DEBENTURES--DELIVERY OF LETTERS OF TRANSMITTAL" IN THE OFFER TO PURCHASE.

  IF A HOLDER DESIRING TO TENDER DEBENTURES IS NOT THE HOLDER OF SUCH DEBENTURES, SUCH HOLDER MAY STILL TENDER SUCH DEBENTURES BY DELIVERING A VALID CONSENT OR PROXY OF THE HOLDER IN THE MANNER DESCRIBED IN INSTRUCTION 4.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

  All capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

  Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to Georgeson & Company Inc., the Information Agent, at the address and telephone number in the Offer to Purchase. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. See Instruction 9 below.


 [_]Check here if tendered Debentures are being delivered by book-entry transfer made to the account maintained by the Depositary with a Book-Entry Transfer Facility and complete the following:

  Name of Tendering Institution: ____________________________________________

  Name of Book-Entry Transfer Facility:

  DTC
  Participant ID #: 2669
  Agent ID #: 20290
  Interested Party ID #:95627
  Account #: 17-83888
  Northwestern Trust Company

  Transaction Code Number: __________________________________________________


  If a Holder desires to tender Debentures pursuant to the Tender Offer and
(i) certificates representing such Debentures are not immediately available,
(ii) time will not permit such Holder's Letter of Transmittal, certificates evidencing such Debentures or other required documents to reach the Depositary prior to the Expiration Time or (iii) such Holder cannot complete the procedures for book-entry transfer prior to the Expiration Time, such Holder may tender such Debentures in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer--Procedures for Tendering Debentures--Guaranteed Delivery." See Instruction 1 below.


 [_]Check here if tendered Debentures are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Depositary and complete the following:

  Name of Holder(s): ________________________________________________________

  Window Ticket No. (if any): _______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _______________________

  Name of Eligible Institution that Guaranteed Delivery: ____________________

  If Delivered by Book-Entry Transfer, Name of Book-Entry Transfer Facility:

  DTC
  Participant ID #: 2669
  Agent ID #: 20290
  Interested Party ID #:95627
  Account #: 17-83888
  Northwestern Trust Company

  Transaction Code Number: __________________________________________________

  List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                           DESCRIPTION OF DEBENTURES

----------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF                      AGGREGATE PRINCIPAL
            HOLDER(S)              CERTIFICATE           AMOUNT         PRINCIPAL AMOUNT
   (PLEASE FILL IN, IF BLANK)       NUMBERS*          REPRESENTED**        TENDERED**
----------------------------------------------------------------------------------------
                             -----------------------------------------------------------
                             -----------------------------------------------------------
                             -----------------------------------------------------------
                             -----------------------------------------------------------
                                 Total Principal
                                    Amount of
                                   Debentures
----------------------------------------------------------------------------------------

 *Need not be completed by holders tendering by book-entry transfer. **Unless otherwise indicated in the column labeled "Principal Amount
  Tendered" and subject to the terms and conditions of the Tender Offer, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Debentures indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 3.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated December 13, 1996 (as the same may be amended from time to time, the "Offer to Purchase"), of NMS Acquisition Company, L.L.C., a Delaware limited liability corporation (the "Offeror"), and this Letter of Transmittal and instructions hereto, which together constitute the Offeror's offer (the "Tender Offer") to purchase for cash all of the outstanding Senior Convertible Debentures, due August 2, 2003 (the "Debentures") of NAMSCO Corporation ("NAMSCO") upon the terms and subject to the conditions set forth in the Offer to Purchase, from the registered holders.

  If a holder desiring to tender Debentures is not the Holder of such Debentures, such holder may still tender such Debentures by delivering a valid proxy of the Holder in the manner described in Instruction 4. See "The Tender Offer--Procedures for Tendering Debentures--General" in the Offer to Purchase.

  All capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

  Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the Offeror the principal amount of Debentures indicated above. Subject to, and effective upon, the acceptance for tender of the Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to such Debentures. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary acts as the agent of the Offeror in connection with the Tender Offer) to (i) cause such Debentures to be assigned, transferred and tendered, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures.

  The undersigned understands and acknowledges that the Tender Offer will expire at midnight, New York City time, on January 15, 1997 (such date and time being referred to herein as the "Initial Expiration Time," and such date being referred to herein as the "Initial Expiration Date"), unless extended by the Offeror. The term "Expiration Time" means the Initial Expiration Time or, if the Tender Offer is extended, the latest time to which the Tender Offer is so extended by the Offeror. The term "Expiration Date" means the Initial Expiration Date or, if the Tender Offer is extended, the latest date to which the Tender Offer is so extended by the Offeror.

  Upon the terms and subject to the conditions of the Tender Offer, the Offeror will accept for payment Debentures validly tendered pursuant to the Tender Offer (or defectively tendered, if the Offeror has waived such defect), prior to the Expiration Time and not properly withdrawn, promptly after the later of (a) the Expiration Time and (b) the satisfaction or waiver of the conditions specified in the Offer to Purchase under "The Tender Offer-- Conditions of the Tender Offer." The Offeror will not accept Debentures for payment prior to the Expiration Time.

  The Offer Consideration will be paid only to holders whose valid Letters of Transmittal are received by the Depositary prior to the Expiration Time and only for tenders that relate to Debentures that are validly tendered prior to the Expiration Time. See "The Tender Offer--Acceptance of Debentures; Payment for Debentures" in the Offer to Purchase.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that, when the tender of such Debentures is accepted for purchase and payment by the Offeror, the Offeror will acquire good and unencumbered title to the tendered Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Offeror to be necessary or desirable to complete or perfect the undersigned's (or Holder's) tender of Debentures.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

  In the event of termination or withdrawal of the Tender Offer, the Debentures tendered pursuant thereto will be returned to the tendering holder promptly. See "The Tender Offer--Withdrawal of Tenders" in the Offer to Purchase.

  The undersigned understands that withdrawal of Debentures, to be effective, must (i) contain the name of the person who tendered the Debentures, the name in which the Debentures are registered, if different from that of the person who tendered the Debentures, a description of the Debentures to which it relates, the certificate number or numbers of such Debentures (unless such Debentures were tendered by book-entry delivery) and the aggregate principal amount represented by such Debentures, (ii) be signed in the same manner as the original signature on this Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Offeror and the Depositary, that the holder withdrawing the Debentures and revoking the Consent has succeeded to ownership of the Debentures and (iii) be received by the Depositary at one of its addresses set forth herein at such times as permitted in the Tender Offer (all as more specifically set forth in Instruction 2 below). A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to withdraw the Debentures previously tendered.

  In the event of termination or withdrawal of the Tender Offer, the Debentures tendered pursuant thereto and not accepted for payment will be returned to the tendering holder promptly. See "The Tender Offer--Expiration Date; Extension; Amendment; Termination" in the Offer to Purchase. If the Offeror is delayed in its acceptance for payment of, or payment for, any Debentures or is unable to accept for payment or pay for Debentures pursuant to the Tender Offer for any reason, then, without prejudice to the Offeror's rights under the Offer to Purchase and this Letter of Transmittal, tendered Debentures may be retained by the Depositary on behalf of the Offeror and may not be withdrawn (subject to Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that an offeror pay the consideration offered or return the Debentures deposited by or on behalf of the holders promptly after the termination or withdrawal of a tender offer), except as otherwise provided in the Offer to Purchase and this Letter of Transmittal. See "The Tender Offer--Withdrawal of Tenders" in the Offer to Purchase.

  The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Offeror will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Tender Offer.

  For purposes of the Tender Offer, the undersigned understands that the Offeror will be deemed to have accepted for purchase validly tendered Debentures (or defectively tendered Debentures with respect to which the Offeror has waived such defect), if, as and when the Offeror gives oral or written notice thereof to the Depositary.

  The undersigned understands that, under certain circumstances and subject to certain conditions of the Tender Offer (each of which the Offeror may waive) set forth in the Offer to Purchase, the Offeror may not be required to accept for purchase any of the Debentures tendered (including any Debentures tendered after the Expiration Time). Any Debentures not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions" below.

  The undersigned understands that the tender of the Debentures is not effective until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offeror. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders of Debentures and the withdrawal thereof will be determined by the Offeror, in its sole discretion, which determination shall be final and binding.

                               PLEASE SIGN HERE
                   (TO BE COMPLETED BY HOLDERS OF DEBENTURES
   REGARDLESS OF WHETHER DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

  By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the Offeror the principal amount of Debentures indicated above.

  This Letter of Transmittal must be signed by the Holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Debentures, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. Endorsements on Debentures and signatures on bond powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

  If the signature appearing below is not of the Holder(s) of the Debentures, then the Holder(s) must sign a valid proxy which signature must be guaranteed by an Eligible Institution. The proxy should accompany this Letter of Transmittal. See Instruction 4 below.

X _____________________________________________________________________________

X _____________________________________________________________________________
               Signature(s) of Holder(s) or Authorized Signatory
Date: ___________________________________________________________________, 199

Name(s): ______________________________________________________________________

-------------------------------------------------------------------------------
                                (Please Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________

-------------------------------------------------------------------------------
                             (Including Zip Code)

Area Code and Telephone No.: __________________________________________________

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                SIGNATURE GUARANTEED (SEE INSTRUCTION 4 BELOW)
       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION
              WHICH IS A MEMBER OF AN APPROVED SIGNATURE PROGRAM)

-------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)

-------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                             Eligible Institution)

-------------------------------------------------------------------------------
                            (Authorized Signature)

-------------------------------------------------------------------------------
                                (Printed Name)

-------------------------------------------------------------------------------
                                    (Title)

Date: ___________________________________________________________________, 199

          SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 3, 4 AND 11)

   To be completed ONLY if the Offer Consideration is to be paid to someone other than the tendering holder. Unless another person(s) is designated under "Special Delivery Instructions" below, Debentures not accepted in the Tender Offer, or certificates evidencing principal amounts not being tendered, will also be delivered to the person(s) designated herein.

 Pay the Offer Consideration to:

 Name(s) _____________________________________________________________________
                                (Please Print)

 Address: ____________________________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                             (Including Zip Code)

 Taxpayer Identification No. (also complete Substitute Form W-9): ____________


         SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 3, 4 AND 11)

   To be completed ONLY if the Debentures not accepted in the Tender Offer, or certificates evidencing principal amounts not being tendered, are to be delivered in the name of someone other than the tendering holder or to the person(s) designated above under "Special Payment Instructions."

 Deliver the Debentures to:

 Name(s) _____________________________________________________________________
                                (Please Print)

 Address: ____________________________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                             (Including Zip Code)

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
               OF THE TENDER OFFER AND THE CONSENT SOLICITATION

  1. Delivery of this Letter of Transmittal and Certificates for Debentures or Book-Entry Confirmations; Guaranteed Delivery Procedures. Except pursuant to the procedures for guaranteed delivery described below, to validly tender Debentures in the Tender Offer, physical delivery of certificates for Debentures or a confirmation of any book-entry transfer into the Depositary's account with a Book-Entry Transfer Facility of Debentures tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. The Offer Consideration will be paid only with respect to tenders of Debentures that are validly made prior to the Expiration Time.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY IS AT THE ELECTION AND RISK OF HOLDERS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE DEPOSITARY PRIOR TO SUCH DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

  THIS LETTER OF TRANSMITTAL, DEBENTURES AND OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE OFFEROR, THE TRUSTEE OR THE INFORMATION AGENT.

  If a Holder desires to tender Debentures pursuant to the Tender Offer and
(a) certificates representing such Debentures are not immediately available,
(b) time will not permit such Holder's Letter of Transmittal, certificates evidencing such Debentures or other required documents to reach the Depositary prior to the Expiration Time or (c) such Holder cannot complete the procedures for book-entry transfer prior to the Expiration Time, a tender of Debentures may be effected if all the following are complied with:

    (a) such tender is made by or through an Eligible Institution (defined as a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Exchange Act);

    (b) prior to the Expiration Time, the Depositary has received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and validly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) in substantially the form provided with this Offer to Purchase, setting forth the name(s) and address(es) of the Holder(s), and the principal amount of Debentures being tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof, together with certificates evidencing the Debentures or confirmation of book-entry transfer of such Debentures into the Depositary's account with a Book-Entry Transfer Facility, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

    (c) this Letter of Transmittal in proper form (or a facsimile hereof), properly completed and validly executed, with any required signature guarantees, together with certificates evidencing all physically delivered Debentures in proper form for transfer (or confirmation of book-entry transfer of such Debentures into the Depositary's account with a Book-Entry Transfer Facility) and any other required documents are received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

  2. Withdrawal of Tenders. Tenders of Debentures may be withdrawn, in accordance with the procedures set forth herein, at any time prior to the Expiration Time. In the event of termination or withdrawal of the Tender

Offer, the Debentures tendered pursuant thereto will be returned to the tendering holder promptly. See "The Tender Offer--Withdrawal of Tenders" in the Offer to Purchase.

  Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal delivered by mail or hand delivery or facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. In order to be effective, a notice of withdrawal must specify the name of the person who tendered the Debentures to be withdrawn, the name in which the Debentures are registered, if different from that of the person who tendered the Debentures, and the principal amount of Debentures to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Debentures) to the Depositary, the name of the registered holder and the certificate number or numbers relating to such Debentures withdrawn also must be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Debentures (or, in the case of Debentures transferred by book entry transfer, the name and number of the account of the Book-Entry Transfer Facility to be credited with withdrawn Debentures). The notice of withdrawal must be signed by the holder in the same manner as the Letter of Transmittal (including, in any case, any required signature guarantees) or be accompanied by evidence satisfactory to the Offeror that the person withdrawing the tender has succeeded to the beneficial ownership of such Debentures. Withdrawals of tenders of Debentures may not be rescinded and any Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. However, properly withdrawn Debentures may be retendered by following the procedures therefor, described elsewhere herein, at any time prior to the Expiration Time.

  3. Partial Tenders and Consents. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Debentures" herein. The entire principal amount represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered, certificates for the principal amount of Debentures not tendered will be promptly returned to the holder or as specified under "Special Payment Instructions" or "Special Delivery Instructions."

  4. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the Debentures tendered hereby or with respect to which Debentures are tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

  IF THE CERTIFICATES FOR DEBENTURES ARE REGISTERED IN THE NAME OF A PERSON OTHER THAN THE SIGNER OF A LETTER OF TRANSMITTAL, THEN, IN ORDER TO TENDER SUCH DEBENTURES PURSUANT TO THE TENDER OFFER, THE CERTIFICATES EVIDENCING SUCH DEBENTURES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE BOND POWERS, SIGNED EXACTLY AS THE NAME OR NAMES OF THE HOLDERS OR OWNERS APPEAR ON THE CERTIFICATES, WITH THE SIGNATURES ON THE CERTIFICATES OR BOND POWERS GUARANTEED BY AN ELIGIBLE INSTITUTION WHICH IS A MEMBER OF AN APPROVED SIGNATURE PROGRAM (AS DEFINED BELOW). IF THE LETTER OF TRANSMITTAL IS SIGNED BY A BENEFICIAL OWNER WHO IS NOT THE HOLDER OF SUCH DEBENTURES, THE HOLDER MUST COMPLETE AND SIGN A VALID PROXY, SIGNED EXACTLY AS THE NAME OR NAMES OF THE HOLDER OR HOLDERS APPEAR ON THE CERTIFICATES, WITH THE SIGNATURES ON THE PROXY GUARANTEED BY AN ELIGIBLE INSTITUTION WHICH IS A MEMBER OF AN APPROVED SIGNATURE PROGRAM. THE PROXY SHOULD ACCOMPANY THE LETTER OF TRANSMITTAL.

  If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted with, this Letter of Transmittal.

  Signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to herein as an "Eligible Institution") which is a member of a Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Approved Signature Program") unless (a) the Letter of Transmittal is signed by the Holder of the Debentures tendered therewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such Debentures) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of the Letter of Transmittal is completed or (b) such Debentures are tendered for the account of an Eligible Institution.

  5. Taxpayer Identification Number; Substitute Form W-9. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 31% federal income tax backup withholding on the Offer Consideration paid to the holder. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% of the Offer Consideration until a TIN is provided to the Depositary.

  6. Transfer Taxes. Holders of Debentures accepted in the Tender Offer are responsible for paying any transfer taxes in connection with such tender. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates for the Debentures listed in this Letter of Transmittal.

  7. Irregularities. Any questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Debentures, and the withdrawal or revocation thereof, will be determined by the Offeror, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Debentures will not be considered valid. The Offeror reserves the absolute right to reject any or all tenders of Debentures that are not in proper form or the acceptance of which, in the Offeror's opinion, would be unlawful. The Offeror also reserves the right to waive any defects, irregularities or conditions of tender as to particular Debentures. The Offeror's interpretation of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Debentures must be cured within such time as the Offeror determines, unless waived by the Offeror. Tenders of Debentures shall not be deemed to have been made until all defects and irregularities have been waived by the Offeror or cured. None of the Offeror, the Depositary, the Trustee, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Debentures, or will incur any liability to holders for failure to give any such notice.

  8. Extension, Amendment and Termination; Waiver of Conditions. The Offeror expressly reserves the absolute right, in its sole discretion, to (i) extend, amend or modify the terms of the Tender Offer in any manner and withdraw the Tender Offer and not accept the tenders of Debentures, at any time for any reason and (ii) amend or waive any of the terms and conditions of the Tender Offer in the case of any Debentures tendered, in whole or in part, at any time and from time to time.

  9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Debentures and requests for assistance may be directed to the Depositary or the Information Agent, whose

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

addresses and telephone numbers appear in the Offer to Purchase. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

  10. Mutilated, Lost, Stolen or Destroyed Certificates. If a Holder desires to tender Debentures pursuant to the Tender Offer, but the certificates evidencing such Debentures have been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee at the address or telephone number listed below about procedures for obtaining replacement certificates for such Debentures or arranging for indemnification or any other matter that requires handling by such Trustee:

                       NATIONAL CITY BANK OF MINNEAPOLIS
                               651 Nicollet Mall
                         Minneapolis, Minnesota 55402
                           Telephone: (612) 904-8719

  11. Special Payment Instructions; Special Delivery Instructions. If the Offer Consideration is to be paid in the name of someone other than the tendering holder, the tendering holder must fill in the information in the box entitled "Special Payment Instructions." If the Debentures not accepted in the Tender Offer, or certificates evidencing principal amounts not being tendered, are to be delivered in the name of someone other than the tendering holder, the tendering holder must fill in the information in the box entitled "Special Delivery Instructions." Unless a different person(s) is indicated in the box entitled "Special Delivery Instructions," Debentures not accepted in the Tender Offer, or certificates evidencing principal amounts not being tendered, will be delivered in the name of the person(s) designated in the box entitled "Special Payment Instructions."

  12. Definitions. Capitalized terms used but not defined in this Letter of Transmittal shall have the respective meanings assigned to them in the Offer to Purchase.

                           IMPORTANT TAX INFORMATION

  Under federal income tax laws, a holder who receives any Offer Consideration is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments, including any Offer Consideration made to such holder, may be subject to backup withholding.

  Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments, including any Offer Consideration, made with respect to Debentures, the holder is required to provide the Depositary with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the holder.

 PAYER'S NAME: [TRUST COMPANY]
--------------------------------------------------------------------------------
                           Part 1 -- Please           Social security number
 SUBSTITUTE                provide your TIN in              OR Employer
                           the box at right and        identification number
                           certify by signing and    -------------------------
                           dating below.
 FORM W-9                 (1) The number shown on this form is my correct
                              Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 DEPARTMENT OF THE        (2) I am not subject to backup withholding either
 TREASURY                     because: (a) I am exempt from backup
                              withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of
                              a failure to report all interest or dividends,
                              or (c) the IRS has notified me that I am no
                              longer subject to backup withholding.
                                                               Part 3 --
                         ------------------------------------------------------
                                                               Awaiting TIN
                                                               [_]
 INTERNAL REVENUE         Part 2 -- Certification--Under penalties of
 SERVICE                  perjury, I certify that:

 PAYER'S REQUEST FOR

 TAXPAYER IDENTIFICATION

 NUMBER (TIN)
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                         ------------------------------------------------------
                          Certification Instructions--You
                          must cross out item (2) above if
                          you have been notified by the IRS
                          that you are currently subject to
                          backup withholding because of
                          underreporting interest or
                          dividends on your tax return.
                          However, if after being notified
                          by the IRS that you are subject
                          to backup withholding, you
                          received another notification
                          from the IRS that you are no
                          longer subject to backup
                          withholding, do not cross out
                          such item (2).

                          Signature _________ Date _________
                          Name (Please Print) ______________
                          Address (Please Print) ___________

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature ___________________________  Date ________________________________

 Name (Please Print) _______________________________________________________

 Address (Please Print) ____________________________________________________